EXHIBIT 10.35


                                 REVOLVING NOTE
                        (K-TEL INTERNATIONAL (USA), INC.
                       AND DOMINION ENTERTAINMENT, INC.)


$3,500,000.00                                                    October 2, 1995


     FOR VALUE RECEIVED, the undersigned, K-TEL INTERNATIONAL (USA), INC., a Minnesota corporation ("K-Tel USA"), and DOMINION ENTERTAINMENT, INC., a Minnesota corporation ("Dominion"; collectively K-Tel USA and Dominion are called the "Borrowers"), hereby jointly and severally promise to pay to the order of TCF BANK MINNESOTA fsb (the "Bank"), on November 30, 1995, the principal sum of Three Million Five Hundred Thousand Dollars ($3,500,000.00) or, if less, the aggregate unpaid principal amount of all Advances (as defined in the Credit Agreement) made by the Bank to the Borrowers under the Credit Agreement (defined below), together with interest on the unpaid principal amount of the Advances from the date hereof until such principal amount is paid in full at the interest rate and on the dates specified in the Credit Agreement.

     This Note is the Note referred to in, and is entitled to the benefits of, and is subject to the terms of, the Revolving Credit Agreement dated as of July 22, 1994, by and between the Borrowers and the Bank, as amended by a First Amendment to Revolving Credit Agreement dated as of January 30, 1995, a Second Amendment to Revolving Credit Agreement and to Revolving Note dated as of July 20, 1995, and a Third Amendment to Revolving Credit Agreement of even date herewith, (such Credit Agreement, as amended, supplemented, modified or restated from time to time herein called the "Credit Agreement"), which Credit Agreement, among other things (i) provides for the making of Advances by the Bank to the Borrowers subject to the terms of the Credit Agreement and (ii) contains provisions for the mandatory prepayment hereof and for acceleration of the maturity hereof upon the happening of certain stated events.

     This Note is issued in substitution for, and in replacement of, but not in payment of, the Borrowers' Revolving Note dated January 30, 1995, payable to the order of the Bank in the original principal amount of $2,000,000.

                                            K-TEL INTERNATIONAL (USA), INC.


                                            By /S/  Mark Dixon
                                             Its   Vice President


                                            DOMINION ENTERTAINMENT, INC.


                                            By /S/  Mark Dixon
                                             Its   Vice President